Lease Modification	9 Months Ended
Jun. 30, 2024
Lease Modification [Abstract]
Lease modification

15.    Lease modification

During the first and second quarter of the year, the Company entered into lease modifications for its Toronto and Québec city locations, in order to reduce the rented square footage and cancel a renewal option. As per the amendments, a gain on lease modification of $205,966 was recorded in the nine months period ended June 30, 2024.

In June 2024, the Company entered into a lease modification for its Montreal location, resulting in a decrease of the lease term. As per the amendment, a loss on lease modification of $1,819 was recorded in the three months period ended June 30, 2024.